Innovator IBD Breakout Opportunities ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Aerospace/Defense - 10.6%
AAR Corp. (a)	1,274	$134,929
ATI, Inc. (a)	2,177	261,893
Karman Holdings, Inc. (a)(b)	3,731	387,278
RTX Corp.	1,372	275,676
StandardAero, Inc. (a)	12,250	378,403
		1,438,179

Apparel - 1.0%
Tapestry, Inc.	1,036	131,479

Banks - 2.1%
Credicorp Ltd.	784	279,755

Biotechnology - 9.0%
ANI Pharmaceuticals, Inc. (a)	4,865	398,200
BeOne Medicines Ltd. - ADR (a)	791	269,241
Exelixis, Inc. (a)	3,038	125,652
LB Pharmaceuticals, Inc. (a)(b)	19,712	422,822
		1,215,915

Commercial Services - 4.3%
Legence Corp. - Class A (a)	9,471	444,285
NPK International, Inc. (a)	9,814	135,531
		579,816

Computers - 8.1%
Amentum Holdings, Inc. (a)	13,321	476,625
Figure Technology Solutions, Inc. - Class A (a)(b)	896	50,964
Sandisk Corp./DE (a)	994	572,793
		1,100,382

Distribution/Wholesale - 5.1%
RB Global, Inc.	2,331	264,732
VSE Corp.	1,960	428,397
		693,129

Diversified Financial Services - 9.7%
Evercore, Inc. - Class A	1,113	393,189
Interactive Brokers Group, Inc. - Class A	1,736	129,992
Jefferson Capital, Inc.	18,172	388,336
WisdomTree, Inc. (b)	24,808	401,889
		1,313,406

Electronics - 6.7%
Advanced Energy Industries, Inc. (b)	217	55,413
Allient, Inc.	4,270	260,513
Amphenol Corp. - Class A	371	53,453
Coherent Corp. (a)(b)	1,365	289,626
ESCO Technologies, Inc.	609	138,955
Jabil, Inc.	231	54,791
nVent Electric PLC	511	57,365
		910,116

Engineering & Construction - 1.0%
Primoris Services Corp.	910	134,908

Healthcare-Products - 7.4%
LivaNova PLC (a)	7,462	490,328
Medline, Inc. - Class A (a)	10,248	452,961
TransMedics Group, Inc. (a)(b)	413	55,332
		998,621

Healthcare-Services - 2.9%
Park Dental Partners, Inc. (a)	24,290	396,170

Internet - 9.9%
Alphabet, Inc. - Class A	1,232	416,416
Bilibili, Inc. - ADR (a)(b)	14,112	480,372
Wayfair, Inc. - Class A (a)(b)	4,291	444,076
		1,340,864

Leisure Time - 2.9%
Amer Sports, Inc. (a)	10,710	392,307

Machinery-Construction & Mining - 6.9%
BWX Technologies, Inc.	1,295	266,032
Terex Corp.	11,725	668,325
		934,357

Metal Fabricate/Hardware - 1.9%
Xometry, Inc. - Class A (a)(b)	4,375	249,944

Mining - 2.5%
Barrick Mining Corp. (b)	2,639	120,840
Harmony Gold Mining Co. Ltd. - ADR	2,394	51,088
OR Royalties, Inc.	1,239	48,866
Royal Gold, Inc.	462	121,649
		342,443

Oil & Gas Services - 0.4%
Solaris Energy Infrastructure, Inc. - Class A (b)	1,043	57,563

Retail - 2.9%
Carvana Co. - Class A (a)(b)	994	398,703

Semiconductors - 4.6%
ACM Research, Inc. - Class A (a)(b)	5,404	314,080
MACOM Technology Solutions Holdings, Inc. (a)(b)	259	56,737
Monolithic Power Systems, Inc. (b)	126	141,643
Nova Ltd. (a)(b)	119	54,483
NVIDIA Corp.	301	57,530
		624,473
TOTAL COMMON STOCKS (Cost $12,665,345)		13,532,530

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 23.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (c)	3,146,775	3,146,775
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,146,775)		3,146,775

TOTAL INVESTMENTS - 123.1% (Cost $15,812,120)		16,679,305
Money Market Deposit Account - 0.2% (d)		24,527
Liabilities in Excess of Other Assets - (23.3)%		(3,153,035)
TOTAL NET ASSETS - 100.0%		$13,550,797

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $2,970,036.
(c)	The rate shown represents the 7-day annualized yield as of January 31, 2026.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator IBD Breakout Opportunities ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$13,532,530	$–	$–	$13,532,530
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,146,775
Total Investments	$13,532,530	$–	$–	$16,679,305

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $3,146,775 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Common Stocks	$13,532,530	99.9%
Investments Purchased with Proceeds from Securities Lending	3,146,775	23.2
Money Market Deposit Account	24,527	0.2
Liabilities in Excess of Other Assets	(3,153,035)	(23.3)
	$13,550,797	100.0%